Exhibit 10.10

Guaranty

The undersigned, MANITEX INTERNATIONAL, INC., a Michigan corporation, for value received, unconditionally and absolutely guarantee(s) to COMERICA BANK, a Texas banking association and authorized foreign bank under the Bank Act (Canada) (“Bank”), and to the Bank’s successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as hereinafter defined) to the Bank of MANITEX LIFTKING, ULC, an Alberta corporation, or any successor in interest, including, without limit, any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the “Borrower”). “Indebtedness” shall mean any and all indebtedness, obligations or liabilities of the Borrower to the Bank, arising under the Amended and Restated Master Revolving Note in the original principal amount of SIX MILLION FIVE HUNDRED THOUSAND AND 00/100 US DOLLARS (US$6,500,000.00) dated December ___, 2011 by the Borrower in favour of the Bank, as the same may be amended, restated, replaced, extended or supplemented from time to time (“Note”) howsoever arising, evidenced or incurred, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred, and whether originally payable to the Bank or to a third party and subsequently acquired by the Bank, including, without limitation, (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) late charges, loan fees or charges and overdraft indebtedness; (e) any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (f) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including, without limit, liability for interest and attorneys’ fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys’ fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, the undersigned, Bank or third parties in any way relating to Bank’s rights with respect to such Borrower, the undersigned, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, the undersigned, or any third party, probate proceedings, on appeal or otherwise; (g) any and all amendments, modifications, renewals and/or extensions of any of the above, including, without limit, amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; (h) and all costs of collecting Indebtedness, including, without limit, attorneys’ fees and costs. Any reference in this Guaranty to attorneys’ fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether inside or outside counsel is used, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys’ fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law.

1. LIMITATION: The total obligation of the undersigned under this Guaranty is UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on all Indebtedness, and all costs and expenses of any kind incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness or this Guaranty, including without limit attorneys’ fees.

2. NATURE OF GUARANTY: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided below.

The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned’s independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower’s financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned’s risk under this Guaranty or the undersigned’s rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower’s ability to pay debts as they mature, has deteriorated. The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower’s financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

3. APPLICATION OF PAYMENTS: The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned’s liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned’s financial statements upon request.

4. SECURITY/SUBORDINATION: The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering California real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether real or personal, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. OTHER GUARANTORS: If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else. This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

6. TERMINATION: Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgment of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day (“effective date”) following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

7. REINSTATEMENT: Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

8. WAIVERS: The undersigned, to the extent not expressly prohibited by applicable law, waive(s) any right to require the Bank to: (a) proceed against any person or property, including, without limit, the Borrower; (b) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-611 or 9-621 of the Michigan or other applicable Uniform Commercial Code, as the same may be amended, revised or replaced from time to time; or (c) pursue any other remedy in the Bank’s power. The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

9. WAIVER OF SUBROGATION: The undersigned waive(s) any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Borrower any amounts paid by the undersigned pursuant to this Guaranty until the Indebtedness has been irrevocably paid and discharged in full.

10. SALE/ASSIGNMENT: The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty, without notice to the undersigned in connection with that right, the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned, this Guaranty or the Borrower in connection with such sale, assignment, transfer, negotiation, or grant, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.

11. GENERAL: This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns and shall be binding on the undersigned and the undersigned’s heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

12. HEADINGS: Headings in this Guaranty are included for the convenience of reference only and shall not constitute a part of this Guaranty for any purpose.

13. ADDITIONAL PROVISIONS: This Guaranty amends and restates the Guaranty dated as of December ___, 2006 by the undersigned in favour of the Bank in support of the indebtedness of the Borrower in the Bank but does not amend or replace any other guarantee given to Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

14. PAYMENTS: (a) Each payment to be made by the undersigned hereunder shall be payable in the currency or currencies in which such obligations are denominated without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any Taxes unless the undersigned is (are) required by law to make payment subject to such Taxes. If the undersigned shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Bank, the undersigned shall make such deductions or withholdings, and the undersigned shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

(b) The undersigned agree(s) to pay any present or future Taxes that arise from any payment made under this Guaranty or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Guaranty and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof).

(c) The undersigned shall indemnify Bank for the full amount of the Taxes referred to in Section 14(b) (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof), including, without limitation, any such Taxes imposed by any jurisdiction on amounts payable by the undersigned under Section 14(b), and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date Bank makes written demand therefor.

(d) Without limiting the generality of the foregoing, if any Taxes or amounts in respect thereof must be deducted or withheld from any payment made or to be made by the undersigned hereunder (including payment of any additional amounts payable under this Section 14(d)), the undersigned shall pay such additional amounts as may be necessary to ensure that Bank receives a net amount equal to the full amount which it would have received had such payment not been subject to such Taxes. Within thirty (30) days after the date of any payment of Taxes under this Section 14, the undersigned shall furnish to Bank the original or a certified copy of a receipt evidencing payment thereof.

(e) For purposes of this Guaranty, “Taxes” means all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any governmental authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of these taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

15. CURRENCY CONVERSION: If for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Guaranty it becomes necessary to convert into the currency of such jurisdiction (herein called the “Other Currency”) any amount due hereunder in any currency other than the Other Currency (the “Original Currency”), then conversion shall be made at the rate of exchange prevailing for the Original Currency on the business day before the day on which judgment is given. In the event that there is a change in the rate of exchange prevailing between the business day before the day on which the judgment is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Other Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under this Guaranty in such other Original Currency. Any additional amount due from the undersigned under this Section 15 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guaranty.

16. JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has signed this Guaranty on December 23, 2011.

WITNESS:		GUARANTOR:

Paul Jarrell		MANITEX INTERNATIONAL, INC.

SIGNATURE OF	/s/ Paul Jarrell	By:	/s/ David H. Gransee
			Name:	David H. Gransee
			Title:	VP & CFO

GUARANTOR’S ADDRESS

9725 Industrial Drive
Bridgeview, Illinois 60455

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